SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Central Newspapers, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

CENTRAL NEWSPAPERS, INC.

200 East Van Buren Street

Phoenix, Arizona 85004
(602) 444-1100

April 12, 2000

To Our Shareholders:

         You are cordially invited to attend the 2000 Annual Meeting of the Shareholders of Central Newspapers, Inc. to be held on May 16, 2000 at our headquarters at 200 East Van Buren Street, Phoenix, Arizona. The Meeting will start promptly at 10:00 a.m., Phoenix time.

         We encourage you to read the enclosed Notice of Annual Meeting and Proxy Statement. It explains the business to come before the Meeting. At your earliest convenience, please complete, date, sign, and return the accompanying proxy card in the postage-paid envelope whether or not you plan to attend the Meeting.

         We have enclosed a copy of our Annual Report for 1999, which is not a part of our proxy soliciting material.

Central Newspapers, Inc.

/s/ Louis A. Weil, III

Louis A. Weil III
Chairman of the Board, President
and Chief Executive Officer

CENTRAL NEWSPAPERS, INC.

200 East Van Buren Street

Phoenix, AZ 85004
(602) 444-1100

April 12, 2000

NOTICE OF ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 16, 2000

Dear Shareholder:

         Notice is hereby given that our Annual Meeting of Shareholders will be held on Tuesday, May 16, 2000, at 10:00 a.m., Phoenix time, at our headquarters at 200 East Van Buren Street, Phoenix, Arizona.

         The Annual Meeting will be held for the following purposes:

1.	To elect seven directors, each to serve for a one-year term; and

2.	To transact such other business as may properly come before the Meeting.

         Shareholders of record at the close of business on March 27, 2000 are entitled to vote at the Meeting.

         These items of business are more fully described in the enclosed Proxy Statement. We have enclosed a proxy card to assist you in the voting process. We look forward to seeing you on May 16th.

YOUR VOTE IS IMPORTANT!

/s/ Eric S. Tooker

ERIC S. TOOKER
Vice President, General Counsel,
and Secretary

PLEASE COMPLETE, DATE, AND SIGN

THE ACCOMPANYING PROXY CARD AND RETURN
IT PROMPTLY IN THE ENCLOSED ENVELOPE.

i

QUESTIONS AND ANSWERS

Q:  What am I voting on?

A:  You are voting on the election of seven directors:

•	Richard J. Lehmann;

•	L. Ben Lytle;

•	Kathryn L. Munro;

•	Myrta J. Pulliam;

•	Frank E. Russell;

•	Richard Snell; and

•	Louis A. Weil III.

The enclosed proxy is solicited by the Board of Directors. The proxy materials relating to the Meeting are first being mailed to shareholders entitled to vote at the Meeting on or about April 12, 2000. The Board of Directors is not aware of any other matters that will be brought before the shareholders for a vote. If any other matter is properly brought before the Meeting, Thomas K. MacGillivray and Louis A. Weil III, acting as your proxies, will vote on your behalf, at their discretion.

Q:  Who is entitled to vote?

A:	Shareholders of record at the close of business on March 27, 2000 (the Record Date) are entitled to vote at the Meeting. Each holder of a share of Class A Common Stock is entitled to one-tenth of a vote per share on all matters on which shareholders are entitled to vote. Each holder of a share of Class B Common Stock is entitled to one vote per share on all matters on which shareholders are entitled to vote.

Q:  How do I vote?

A:	You can vote in person or by mail. To vote by mail, complete, sign, and date each proxy card you receive and return it in the prepaid envelope. Your shares will be voted as you indicate. If you do not indicate your voting preferences, Thomas K. MacGillivray and Louis A. Weil III, will vote your shares FOR the election of the directors nominated. You have the right to revoke your proxy any time before the Meeting by 1) notifying our Secretary; 2) voting in person; or 3) returning a later-dated proxy card.

Q:	Is my vote confidential?
A:	Yes. Proxy cards and ballots that identify individual shareholders are confidential. Only the following persons have access to your vote: 1) election inspectors; 2) individuals who help with processing and counting the vote; and 3) persons who need access for legal reasons, including defending against a claim.

Q:	What does it mean if I get more than one proxy card?
A:	It means your shares are registered in more than one account. You should vote the shares on all your proxy cards. To provide better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting our transfer agent at Norwest Bank Minnesota, N.A., Shareowner Services Department, P.O. Box 64854, Saint Paul, Minnesota, 55164-0854 tel., (800) 468-9716.

Q:	Who can attend the Annual Meeting?
A:	All shareholders as of the Record Date can attend and bring a guest. Seating, however, is limited. Attendance at the Meeting will be on a first-come, first-served basis, upon arrival at the Meeting.

Q:	What constitutes a quorum?
A:	A majority of the outstanding shares as determined on the Record Date, present or represented by proxy, constitutes a quorum for voting on proposals at the Annual Meeting. If you submit a properly completed proxy card, your shares will be part of the quorum. Under Indiana law, once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting. On March 14, 2000, there were 33,215,447 shares of our Class A Common Stock outstanding and 55,356,010 shares of our Class B Common Stock outstanding. Our Class A and Class B Common Stock are referred to collectively as our “common stock.”

Q:	What vote is required to approve the items to be voted upon?
A:	Election of Directors. The seven directors who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. A broker non-vote will have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.
Other Items. For each non-extraordinary item that may properly come before the Meeting, approval requires that the number of shares voted “FOR” the item exceed the number of shares voted “AGAINST.” Abstentions and broker non-votes will have no effect on the outcome since only a plurality of votes actually cast is required to approve an item. For extraordinary items that may properly come before the meeting, other voting approval requirements apply and abstention and broker non-votes may have the same effect as votes against the item.

Q:	When are the shareholder proposals due for the 2001 Annual Meeting?
A:	In order to be considered for next year’s Proxy Statement, shareholder proposals must be in writing, addressed to Eric S. Tooker, Secretary, Central Newspapers, Inc., 200 East Van Buren Street, Phoenix, Arizona 85004, and received by December 13, 2000.

Q:	How much did this proxy solicitation cost?
A:	We hired Norwest Bank, N.A. to assist in the distribution of proxy materials. The estimated fee is $5,000 plus reasonable out-of-pocket expenses. In addition, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of common stock.

         You may request additional information regarding CNI by contacting:

Central Newspapers, Inc.	or	by visiting our website at:
200 East Van Buren Street		www.centralnews.com
Phoenix, Arizona 85004
(602) 444-1100

PROPOSAL TO BE VOTED UPON

ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote “For” Each

of the Seven Director Nominees Listed Below

         Seven directors will be elected at the meeting for a one-year term. Unless you specify otherwise, the enclosed proxy will be voted in favor of electing as directors the nominees listed below. If any nominee should be unable to serve, the proxy will be voted for a substitute nominee selected by our Board of Directors.

         The name, principal occupation, business experience since at least 1994, tenure, and age of each nominee for election as a director are as set forth below.

         Richard J. Lehmann, age 55, served as Vice Chairman of Bank One Corporation from October 1998 to December 1999. In October 1998, Banc One Corporation was renamed to Bank One Corporation. From April 1995 to October 1998 he was President of Banc One Corporation and became Chief Operating Officer of Banc One Corporation in January 1996. Prior to April 1995, he served as Senior Executive for the Western Region of Banc One Corporation and Chairman of the Board and Chief Executive Officer of Banc One Arizona Corporation. From 1988 to 1993, when Valley National Corporation merged with Banc One Corporation, Mr. Lehmann served in various positions with Valley National Corporation, including President of the holding company and President, Chief Executive Officer and Chairman of Valley National Bank. Mr. Lehmann serves on the Board of Trustees of the American Graduate School of International Management (Thunderbird College). He also serves on the Board of Directors of Moore Corporation Limited and Silicon Entertainment, Inc. He has been on our Board of Directors since March 24, 2000.

         L. Ben Lytle, age 53, has been Chairman of the Board of Anthem, Inc., a mutual insurance company, since October 1999 and was President and Chief Executive Officer from 1989 to October 1999. He is a director of IPALCO Enterprises, Inc., Duke-Weeks Realty Corporation, Allscripts, Inc., CID Ventures, L.P., XCare.net, Inc., the Health Insurance Association of America and the American Association of Health Plans. Mr. Lytle is a Fellow with the American Enterprise Institute in Washington, D.C. He has been on our Board of Directors since 1997.

         Kathryn L. Munro, age 51, is Chairwoman of Bridgewest L.L.C., a technology investment company and has been affiliated with the Company since February 1999. Ms. Munro served as the Chief Executive Officer, Southwest Banking Group for Bank of America from 1996 until 1998. She served as President, Bank of America Arizona, from 1994 through 1996. She served on the Bank of America Arizona Board from 1994 through 1998. From 1993 to 1994, Ms. Munro served as Executive Vice President and Manager of the Retail Systems and Services Division of Seafirst Bank in Seattle, Washington. She has served as Chair on the Board of Directors for the Valley of the Sun United Way; Vice Chair, Board of Directors, University of Arizona Foundation; and Vice Chair, Bank Administration Institute. She is a member of the Boards of Directors of the Heard Museum; Greater Phoenix Leadership; Morrison Institute for Public Policy; Barrow Neurological Institute; and Fresh Start Women’s Foundation. She also serves on the corporate board of directors of Arizona Public Service Company, Flow International, Inc., Sun Community Bancorp, Tosco Corporation and on the national advisory board for the University of Arizona School of Business. She has been on our Board of Directors since 1999.

         Myrta J. Pulliam, age 52, has been the Director of Electronic News and Information for Indianapolis Newspapers, Inc. since 1994. Ms. Pulliam served as the Assistant Managing Editor/ News at The Indianapolis Star from 1991 through 1994. From 1986 to 1991, she was the Assistant Managing Editor/ Graphics at The Indianapolis Star. Ms. Pulliam has over thirty years of experience in the newspaper industry. She is a director of the Indianapolis Zoo, Flanner House and has served on the Queens College Alumni Board, the Read Indiana Literacy Foundation Development Board, and the Indianapolis Museum of Art Board of Trustees. She has been on our Board of Directors since 1999.

         Frank E. Russell, age 79, served as the Chairman of our Board of Directors and Assistant Secretary from 1996 to 1999. Mr. Russell served as our President and Chief Executive Officer from 1979 through 1995. He has been on our Board of Directors since 1974.

         Richard Snell, age 69, has been Chairman of the Board of Pinnacle West Capital Corporation, a utility holding company, and Chairman of the Board of Arizona Public Service Company since 1990. He served as Chief Executive Officer of Pinnacle West Capital Corporation from 1990 to February 1999. He is also a director of Aztar Corporation and Bank One Arizona Corporation. He has been on our Board of Directors since 1996.

         Louis A. Weil III, age 59, has served as the Chairman of our Board of Directors since January 1, 1999 and has been our President and Chief Executive Officer since January 1, 1996. From August 1991 through December 1995, Mr. Weil served as Publisher and Chief Executive Officer of The Arizona Republic and The Phoenix Gazette and Executive Vice President of Phoenix Newspapers, Inc. Mr. Weil served as U.S. Publisher of Time magazine from May 1989 to March 1991, and President and Publisher of The Detroit News from February 1986 to May 1989. Mr. Weil serves as an independent director of the Domestic Equity, Global Debt and Long-term Municipal and Domestic Taxable Bond family of mutual funds managed by Prudential. He has been on our Board of Directors since 1991.

Board Committees

          The Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee, and a Nominating Committee.

Audit Committee	2 meetings in 1999

•	recommends the firm that CNI should retain as its independent accountants;

•	reviews the audit and non-audit activities of the independent accountants; and

•	reviews the financial statements, accounting practices, and adequacy of our auditing and internal controls.

Compensation Committee	2 meetings in 1999

•	reviews the Company’s executive development process;

•	sets the compensation for the Chief Executive Officer and the other ten most highly compensated employees of CNI and our subsidiaries; and

•	certifies and grants awards under our 1999 Long-Term Incentive Plan.

Executive Committee	All 1999 actions taken by written consent

•	has all authority of the Board of Directors during intervals between meetings of the Board, subject to limitations imposed by law, by subsequent resolution of the Board of Directors, or by the By-Laws.

Nominating Committee	1 meeting in 1999

•	reviews the qualifications of individuals for election as members of the Board;

•	reviews shareholder recommendations for Board membership; and

•	recommends qualified individuals to be considered for Board membership.

COMMITTEE MEMBERSHIP
Name	Audit		Compensation		Executive		Nominating
Richard J. Lehmann			X
L. Ben Lytle	X		X	*
Kathryn L. Munro	X
Frank E. Russell					X		X	*
Richard Snell	X	*	X
Louis A. Weil III					X	*	X

*  Chairman

Recent Event

          On March 15, 2000, William A. Franke, a director on our Board since 1990, resigned. Mr. Franke served on the Audit Committee and as Chairman of the Compensation Committee.

Meeting Attendance

          The Board of Directors held a total of 5 meetings in 1999. All of the directors attended at least 75 percent of the meetings of the Board and committees of the Board on which such director served.

Director Compensation

          Non-employee directors receive:

•	an annual retainer of $20,000;

•	$1,000 for each meeting of the Board attended;

•	$750 for each committee meeting attended;

•	an annual grant of stock options to purchase 2,000 shares of our Class A Common Stock;

•	reimbursement for out-of-pocket expenses associated with attending Board and committee meetings; and

•	eligibility to participate in our Non-qualified Executive Deferred Compensation Program.

Employee directors receive no additional compensation for serving on the Board but are reimbursed for out-of-pocket expenses associated with attending Board and Committee meetings.

         The stock options are granted at an exercise price equal to the fair market value of the Class A Common Stock on the date of grant, vest six months after the date of grant, and expire ten years from the date of grant.

         Non-employee directors receive certain life insurance coverage. L. Ben Lytle and Kathryn L. Munro receive coverage under split-dollar life insurance arrangements pursuant to which CNI will be reimbursed for premiums paid. The dollar value benefit of the premiums paid pursuant to such policies in 1999 was $15,400 and $17,500 for Mr. Lytle and Ms. Munro, respectively. Richard Snell receives coverage under a death benefit only arrangement. For 1999, the current year term cost of such insurance for Mr. Snell was $37,750. All directors also participate in our Directors’ and Officers’ Charitable Award Program. Under this program, upon the death of a participating officer or director, we will donate $500,000 to one or more qualifying charitable organizations chosen by the participant and we will be reimbursed for the premium payments from the life insurance proceeds. Individual participants derive no financial benefit from this program because all charitable deductions accrue solely to CNI.

         The following table details the beneficial ownership of our Class A Common Stock and Class B Common Stock, as of March 14, 2000 (based on the best information available to us on that date) by our directors, nominees, named executive officers and those persons whom we know beneficially own 5% or more of our common stock. Unless otherwise indicated, each shareholder below has sole investment and voting power with respect to the shares shown as beneficially owned by him or her. The following table reports beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This means, except as noted below, that if the persons named below directly or indirectly have or share voting or investment power over CNI common stock, they are listed as the beneficial owners of that common stock.

BENEFICIAL SECURITY OWNERSHIP OF DIRECTORS, NOMINEES, EXECUTIVE
OFFICERS AND OWNERS OF 5% OR MORE OF OUR COMMON STOCK

Name and Address of		Amount and Nature of		Percent of
Beneficial Owner(1)	Title of Class	Beneficial Ownership		Class(2)

Dale A. Duncan	Class A Common Stock	37,666	(3)	*
	Class B Common Stock	–0–		—

Richard J. Lehmann	Class A Common Stock	–0–		—
	Class B Common Stock	–0–		—

L. Ben Lytle	Class A Common Stock	7,456	(4)	*
	Class B Common Stock	–0–		—

Thomas K. MacGillivray	Class A Common Stock	140,325	(5)	*
	Class B Common Stock	–0–		—

Kathryn L. Munro	Class A Common Stock	2,000	(6)	*
	Class B Common Stock	–0–		—

John F. Oppedahl	Class A Common Stock	174,821	(7)	*
	Class B Common Stock	–0–		—

Myrta J. Pulliam	Class A Common Stock	879,114	(8)	2.6%
	Class B Common Stock	50,515,000	(9)	91.3%

Frank E. Russell	Class A Common Stock	1,670,200	(10)	5.0%
	Class B Common Stock	46,265,010	(11)	83.6%

Richard Snell	Class A Common Stock	8,000	(12)	*
	Class B Common Stock	–0–		—

Eric S. Tooker	Class A Common Stock	37,597	(13)	*
	Class B Common Stock	–0–		—

Louis A. Weil III	Class A Common Stock	595,043	(14)	1.8%
	Class B Common Stock	45,815,000	(15)	82.8%

Eugene C. Pulliam Trust	Class A Common Stock	–0–		—
	Class B Common Stock	45,815,000		82.8%

MRD, L.L.C.	Class A Common Stock	67,090	(16)	*
307 North Pennsylvania Street	Class B Common Stock	4,655,000	(16)	8.4%
Indianapolis, Indiana 46204

Ariel Capital Management, Inc.	Class A Common Stock	4,227,974	(17)	12.7%
307 North Michigan Avenue	Class B Common Stock	–0–		—
Chicago, Illinois 60601

All Directors, Nominees and	Class A Common Stock	3,552,222		10.7%
Executive Officers as a Group	Class B Common Stock	50,965,010		92.1%

*	Less than one percent.

(1)	Unless otherwise specified, all addresses are: 200 East Van Buren Street, Phoenix, Arizona 85004.

(2)	Calculated pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, except that percentages do not reflect rights to acquire shares of Class A Common Stock through conversion of shares of Class B Common Stock. Each share of Class B Common Stock is convertible into 1/10 of a share of Class A Common Stock.

(3)	Includes (a) 10,000 restricted shares, and (b) options held by Mr. Duncan which are currently exercisable for 21,666 shares of Class A Common Stock.

(4)	Includes options held by Mr. Lytle which are currently exercisable for 6,000 shares of Class A Common Stock.

(5)	Includes (a) 13,000 restricted shares, (b) 1,493 shares held for the benefit of Mr. MacGillivray by the Savings Plus Plan, and (c) options held by Mr. MacGillivray which are currently exercisable for 125,832 shares of Class A Common Stock.

(6)	Includes options held by Ms. Munro which are currently exercisable for 2,000 shares of Class A Common Stock.

(7)	Includes (a) 12,000 restricted shares, (b) 2,405 shares held for the benefit of Mr. Oppedahl by the Savings Plus Plan, and (c) options held by Mr. Oppedahl which are currently exercisable for 160,166 shares of Class A Common Stock.

(8)	Includes (a) options held by Ms. Pulliam which are currently exercisable for 23,166 shares of Class A Common Stock, (b) 67,090 shares held by MRD, L.L.C., in which entity Ms. Pulliam has a 33.3% interest, (c) 130,058 shares of Class A Common Stock held by the Jane B. Pulliam Trust Account, of which Myrta Pulliam is a Trustee, as to which shares Myrta Pulliam disclaims beneficial ownership, and (d) options held by the estate of Eugene S. Pulliam which are currently exercisable for 210,000 shares of Class A Common Stock. Ms. Pulliam is an executor of the estate.

(9)	Includes (a) 45,815,000 shares held by the Eugene C. Pulliam Trust of which Ms. Pulliam, Louis A. Weil III and Frank E. Russell are Trustees with shared voting and investment power, as to which shares Ms. Pulliam disclaims beneficial ownership, and (b) 4,655,000 shares held by MRD, L.L.C., in which entity Ms. Pulliam has a 33.3% interest.

(10)	Includes (a) 30,000 shares owned by Nancy M. Russell, wife of Frank E. Russell, as to which shares Mr. Russell disclaims beneficial ownership, (b) 867,000 shares held in six separate trusts for which Frank E. Russell acts as sole Trustee and as to which shares Mr. Russell disclaims beneficial ownership, (c) 200,000 shares held by the Nina Mason Pulliam Charitable Trust of which Mr. Russell is Trustee, as to which shares Mr. Russell disclaims beneficial ownership, and (d) options held by Mr. Russell which are currently exercisable for 292,000 shares of Class A Common Stock.

(11)	Includes (a) 45,815,000 shares owned by the Eugene C. Pulliam Trust of which Mr. Russell, Louis A. Weil III and Myrta J. Pulliam are Trustees with shared voting and investment power, as to which shares Mr. Russell disclaims beneficial ownership, and (b) 200,010 shares held in the Nina Mason Pulliam Charitable Trust of which Mr. Russell is Trustee, as to which shares Mr. Russell disclaims beneficial ownership.

(12)	Includes options held by Mr. Snell which are currently exercisable for 6,000 shares of Class A Common Stock.

(13)	Includes (a) 8,000 restricted shares, (b) 596 shares held for the benefit of Mr. Tooker by the Savings Plus Plan, and (c) options held by Mr. Tooker which are currently exercisable for 26,001 shares of Class A Common Stock.

(14)	Includes (a) 28,000 restricted shares, (b) 3,377 shares held for the benefit of Mr. Weil by the Savings Plus Plan, (c) options held by Mr. Weil which are currently exercisable for 544,666 shares of Class A Common Stock, and (d) 5,000 shares held by the Louis A. Weil III Family Trust.

(15)	Includes 45,815,000 shares held by the Eugene C. Pulliam Trust of which Mr. Weil, Myrta J. Pulliam and Frank E. Russell are Trustees with shared voting and investment power, as to which shares Mr. Weil disclaims beneficial ownership.

(16)	MRD, L.L.C., an entity in which Myrta Pulliam, Russell B. Pulliam, and Deborah Pulliam each have a 33.3% interest, respectively, holds 67,000 shares of Class A Common Stock and 4,655,000 shares of Class B Common Stock.

(17)	Ariel Capital Management, Inc. holds all such shares for client accounts, none of which individually represents more than 5% of the outstanding Class A Common Stock, and disclaims beneficial ownership of such shares. Ariel Capital Management, Inc., in its capacity as investment advisor, has sole voting power, and sole dispositive power, with respect to 3,992,819 and 4,227,974 shares, respectively. The information contained in this section was obtained from a Schedule 13G dated December 31, 1999 filed by Ariel Capital Management, Inc. with the Securities and Exchange Commission. CNI makes no representations as to the accuracy or completeness of the information reported.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

          The following table sets forth the compensation for services rendered to CNI and its primary operating subsidiaries, Phoenix Newspapers, Inc. (“PNI”) and Indianapolis Newspapers, a division of Indiana Newspapers, Inc. (“INI”), during the fiscal year ended December 26, 1999, paid to the Chief Executive Officer and the four other most highly compensated executive officers during the fiscal year ended December 26, 1999. The amounts shown include both amounts paid and amounts deferred.

SUMMARY COMPENSATION TABLE

					Long-Term
		Annual Compensation			Compensation

				Other	Restricted		Securities
				Annual	Stock		Underlying	All Other
Name and		Salary	Bonus	Compensation	Awards		Options	Compensation
Principal Position	Year	($)	($)	($)	($)		(#)	($)

Louis A. Weil III	1999	575,833	618,532	(1)	485,625	(3)	75,000	130,332	(8)
Chairman, President &	1998	521,667	198,750	(1)	–0–		100,000	63,590	(9)
CEO	1997	472,500	360,000	(1)	–0–		30,000	78,890	(10)
John F. Oppedahl	1999	330,667	219,079	(1)	416,250	(4)	18,000	80,444	(8)
President and CEO of	1998	314,167	113,316	(1)	–0–		28,000	55,384	(9)
PNI	1997	287,500	172,956	(1)	–0–		13,500	60,793	(10)
Thomas K. MacGillivray	1999	272,000	205,737	(1)	277,500	(5)	20,000	31,039	(8)
Senior Vice President	1998	255,000	76,500	(1)	–0–		28,000	33,712	(9)
and CFO	1997	215,200	129,000	118,505 (2)	106,313		13,500	34,215	(10)
Dale A. Duncan	1999	268,333	170,573	(1)	346,875	(6)	17,000	90,882	(8)
President of INI	1998	255,000	66,583	(1)	–0–		24,000	65,757	(9)
	1997	–0–	–0–	(1)	–0–		–0–	–0–
Eric S. Tooker	1999	218,750	169,386	(1)	137,750	(7)	12,000	27,933	(8)
Vice President, Secretary	1998	208,333	63,000	(1)	–0–		14,000	27,500	(9)
and General Counsel	1997	182,701	110,000	119,157 (2)	69,375		6,000	27,394	(10)

(1)	Executive officers of CNI receive certain perquisites, but with respect to this executive officer the incremental cost of providing such perquisites does not exceed the lesser of $50,000 or 10% of the officer’s salary and bonus.

(2)	Indicates total amounts paid for relocation expenses for this executive officer’s relocation to Phoenix.

(3)	At the close of the 1999 fiscal year, Mr. Weil held 14,000 restricted shares, the aggregate value of which was $525,000. Dividends are currently paid on the restricted shares.

(4)	At the close of the 1999 fiscal year, Mr. Oppedahl held 12,000 restricted shares, the aggregate value of which was $450,000. Dividends are currently paid on the restricted shares.

(5)	At the close of the 1999 fiscal year, Mr. MacGillivray held 11,000 restricted shares, the aggregate value of which was $412,500. Dividends are currently paid on the restricted shares.

(6)	At the close of the 1999 fiscal year, Mr. Duncan held 10,000 restricted shares, the aggregate value of which was $375,000. Dividends are currently paid on the restricted shares.

(7)	At the close of the 1999 fiscal year, Mr. Tooker held 6,000 restricted shares, the aggregate value of which was $225,000. Dividends are currently paid on the restricted shares.

(8)	Includes the following for Messrs. Weil, Oppedahl, MacGillivray, Duncan, and Tooker: (a) CNI matching contributions to the Savings Plus Plan of $3,750, $5,000, $5,000, $7,500, and $5,000 for each named executive officer, respectively, (b) CNI matching contributions to our Non-Qualified Savings Plan of $25,364, $5,726, $3,271, $5,893, and $1,874 for each named officer, respectively, (c) dollar value benefits for premium payments under split-dollar life insurance policies under which CNI will be reimbursed for premiums paid in the amounts of $92,500, $61,000, $14,050, $69,185, and $16,700 for each named officer, respectively, and (d) automobile allowances in the amounts of $8,718, $8,718, $8,718, $8,304, and $4,359 for each named officer respectively.

(9)	Includes the following for Messrs. Weil, Oppedahl, MacGillivray, Duncan, and Tooker: (a) CNI matching contributions to the Savings Plus Plan of $3,150, $3,783, $4,750, $4,524, and $4,750 for each named executive officer, respectively, (b) CNI matching contributions to our Non-Qualified Savings Plan of $16,847, $12,719, $8,720, $542, and $4,414 for each named executive officer, respectively, (c) dollar value benefits for premium payments under split-dollar life insurance policies under which CNI will be reimbursed for premiums paid in the amounts of $34,876, $30,164, $11,524, $52,387, and $13,977 for each named executive officer, respectively, and (d) automobile allowances in the amounts of $8,718, $8,718, $8,718, $8,304, and $4,359 for each named executive officer, respectively.

(10)	Includes the following for Messrs. Weil, Oppedahl, MacGillivray, and Tooker: (a) Company matching contributions to the Savings Plus Plan of $4,750, (b) Company matching contributions to the Company’s Non-Qualified Savings Plan of $28,550, $13,668, $9,018, and $3,915 for each named executive officer, respectively, (c) dollar value benefits for premium payments under split-dollar life insurance policies under which CNI will be reimbursed for premiums paid in the amounts of $36,872, $33,657, $11,893, and $14,430 for each named executive officer, respectively, and (d) automobile allowances in the amounts of $8,718, $8,718, $8,554, and $4,299 for each named executive officer, respectively.

Option Grants, Exercises, and Holdings

          The following tables provide information relating to option grants, exercises, and holdings for each of the executive officers named in the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

	INDIVIDUAL GRANTS

					Potential Realizable
					Value at Assumed
					Annual
	Number of				Rates of Stock
	Securities				Price Appreciation
	Underlying	Percent Of Total			For Option Term
	Options	Options Granted to	Exercise
	Granted	Employees	Price Per	Expiration
Name	(#)	In Fiscal Year	Share	Date	5%(2)	10%(2)

Louis A. Weil III	75,000 (1)	16.33%	$34.6875	03/09/09	$1,636,109	$4,146,221
John F. Oppedahl	18,000 (1)	3.92%	$34.6875	03/09/09	$392,666	$995,093
Thomas K. MacGillivray	20,000 (1)	4.35%	$34.6875	03/09/09	$436,296	$1,105,659
Dale A. Duncan	17,000 (1)	3.70%	$34.6875	03/09/09	$370,851	$939,810
Eric S. Tooker	12,000 (1)	2.61%	$34.6875	03/09/09	$261,777	$663,395

(1)	These options vest in three equal annual installments beginning on March 9, 2000.

(2)	These gains are based upon assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on option exercises and Class A Common Stock holdings are dependent on the future performance of our Class A Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected on this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number Of Securities		Value Of Unexercised
			Underlying Unexercised		In-The-Money Options At
			Options At Fiscal Year-End		Fiscal Year-End*
			(#)		($)

	Shares
	Acquired	Value
	on Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Louis A. Weil III	–0–	—	476,333	151,667	$10,106,000	$454,064

John F. Oppedahl	–0–	—	140,333	41,167	$2,825,749	$143,032

Thomas K. MacGillivray	–0–	—	105,333	43,167	$1,891,437	$148,656

Dale A. Duncan	–0–	—	8,000	33,000	$12,000	$71,812

Eric S. Tooker	–0–	—	15,334	23,334	$188,440	$76,376

*	Based on the closing price for Class A Common Stock on December 26, 1999 which was $37.50 per share.

Defined Benefit Plans

          We maintain the Central Newspapers, Inc. Retirement Plan (the “Pension Plan”) for our employees. The Pension Plan is a tax qualified defined benefit plan under the Internal Revenue Code of 1986, as amended (the “Code”) and is subject to requirements imposed under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

         Employees of CNI and certain of its subsidiaries automatically become participants in the Pension Plan on the first day of the month following completion of at least 1,000 hours of service in a designated one year period of employment. Benefits are fully vested upon completion of at least five years of service. Benefits also become vested upon a participant’s death, disability, or attainment of early retirement age.

         For service prior to 1994, a participant’s annual retirement income under the Pension Plan is equal to the sum of his or her basic credits and his supplemental credits, subject to a special dollar limitation under the Code. However, we have periodically increased the amount of retirement income payable to participants. We contribute amounts to the Pension Plan on a periodic basis which, when aggregated with voluntary employee contributions, are sufficient to fund the Pension Plan in accordance with actuarial assumptions. Benefits are payable upon normal, early, or disability retirement and deferred vested benefits are payable on other terminations of employment. Benefits with an actual value in excess of $5,000 are payable on a monthly basis. Under certain circumstances, survivor benefits are payable upon the death of a participant.

         For service prior to 1994, a participant generally earned basic credits for each week’s participation in the Pension Plan equal to the amount of his or her weekly earnings, up to $312.00, multiplied by 1.875%. A participant could choose to earn supplemental credits for each week of participation in the Pension Plan by voluntarily contributing 3.75% of the participant’s weekly earnings over $312.00 (including salary, wages, overtime, bonuses and contributions to the Central Newspapers, Inc. Savings Plus Plan (the “Savings Plus Plan”)) to the Pension Plan. If a participant chose to make such voluntary contributions, he or she received supplemental credits equal to 60% of the voluntary contributions made each week.

         Effective January 1, 1994, the Pension Plan eliminated the voluntary employee contribution feature, provided future benefits based on the participants’ years of service and average compensation at retirement, and enhanced the pension benefits of early retirees who begin receiving their benefits before age 65. Specifically, a participant’s retirement benefit for periods of service after 1993 equals 1.20% of the participant’s average annual compensation for the highest 5 of his or her last 10 years of employment multiplied by his or her number of years of service after 1993. Plan participants who had attained age 50 on December 31, 1993 could elect to continue making voluntary employee contributions and have benefits provided under the pre-1994 plan provisions. The benefits provided to existing retirees and beneficiaries were increased by varying amounts up to ten percent. The Internal Revenue Service has provided us with a favorable determination as to the tax-qualified status of the Pension Plan, as amended and restated.

         The aggregate annual benefit payments receivable by a participant under the Pension Plan are subject to a maximum benefit amount equal to the lesser of the following amounts: (i) $130,000 in fiscal 1999 subject to specified limitations and adjustments under the Code; or (ii) 100% of the participant’s average annual income (as defined under Section 415 of the Code)

from CNI and its subsidiaries during the three consecutive years in which the employee was a participant in the Pension Plan and had the greatest aggregate income.

         Effective January 1, 1994, we adopted a supplemental retirement plan (the “Supplemental Plan”) for those employees who are eligible for split-dollar insurance coverage under the Executive Life Insurance Plan and who make more than $170,000 per year (as indexed for inflation each year under Internal Revenue Service rules). The Supplemental Plan allows each participant to accrue a benefit each year equal to: (a) the benefits that participant would be entitled to receive under the Pension Plan without regard to the limits imposed by Sections 401(a)(17) and 415 of the Code; minus (b) the benefits that participant is entitled to receive under the Pension Plan. Section 401(a)(17) of the Code provides that only the first $170,000 of an individual’s annual compensation may be considered in calculating that individual’s accrued benefit under the Pension Plan. Section 415 of the Code limits each participant to a $130,000 (indexed for inflation) annual benefit under the Pension Plan. The accrued benefits calculated under this formula are based solely on service on and after January 1, 1994.

         The Supplemental Plan is not tax qualified. Benefits under the Supplemental Plan are payable solely from our general assets and are not funded in any manner. Participants are not subject to income tax on their Supplemental Plan benefits until those benefits are actually paid. The actuarial present value of the Supplemental Plan benefits a participant earns each year is currently subject to employment taxes, but will not later be subject to employment taxes when paid to the participant.

         Benefits under the Supplemental Plan are paid in a single lump sum cash payment at the time the participant’s employment terminates for any reason. If the participant’s employment terminates by reason of his or her death, the participant’s spouse or other beneficiary designated under the Pension Plan will be entitled to a single lump sum cash payment computed in the same manner as the death benefit he or she is entitled to receive under the Pension Plan. In lieu of a single lump sum cash payment, each participant may make an irrevocable election, within 30 days after becoming a participant in the Supplemental Plan, to have his or her spouse’s or his or her beneficiary’s benefits under the Supplemental Plan paid in the same form and at the same time as his or her benefits are paid under the Pension Plan.

         The table below shows the estimated annual benefits expressed in single life annuity form that would be provided by the Pension Plan and the Supplemental Plan (if applicable) for the executive officers named in the Summary Compensation Table if such officers had both attained age 65 and retired on January 1, 2000. All such executive officers have made the maximum possible voluntary contributions to the Pension Plan.

Estimated Annual
Benefits at January 1, 2000

Louis A. Weil III	$81,974
John F. Oppedahl	$26,454
Thomas K. MacGillivray	$21,565
Dale A. Duncan	$7,169
Eric S. Tooker	$10,651

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

Objectives

          The Compensation Committee of our Board of Directors is responsible for developing our executive compensation policies. The Compensation Committee has adopted the following list of objectives to be achieved through its compensation of executive officers:

•	Recruit, retain, and reward high performing executive talent through the use of a combination of short-term cash and long-term equity compensation;

•	Link annual and long-term compensation of executive officers to the creation of shareholder value; and

•	Provide base salaries for executive officers at approximately the 50th percentile of salaries paid for comparable positions by other similar companies in the industry, and create annual incentive opportunities which can increase total cash compensation toward the 75th percentile.

Types of Compensation

          There are two main types of compensation:

•	Annual Compensation. This includes both salary and incentive bonus awards.

•	Long-Term Compensation. This includes stock options and restricted stock awards.

Annual Compensation

          Annual compensation for our executives includes base salary and incentive bonus awards under our Annual Incentive Program.

Base Salary

         The Compensation Committee determines, on an annual basis, the base salary of our Chief Executive Officer and each of our other ten most highly compensated employees. Base salary levels for our executive officers are targeted to fall into the middle range of salaries offered for comparable positions by other similar companies in the newspaper industry. Merit increases to base salaries are based upon the attainment of certain pre-negotiated, measurable objectives relevant to our business strategy. In setting salaries for fiscal 1999, the Compensation Committee reviewed recommendations of management that were developed in conjunction with a compensation consultant retained by CNI. These recommendations were prepared, in part, based upon comparative compensation data relating to newspaper companies which actively compete with us for executive talent, some of which are included in the index of peer companies used to construct the performance graph which follows this report. In addition to such recommendations, in determining an executive’s base salary the Compensation Committee took into account the executive’s tenure and individual experience, as well as the Compensation Committee’s subjective assessment of individual performance. None of the factors considered in determining base salaries were assigned relative weights.

         Effective March 9, 1999, the Compensation Committee increased by 10% the salary paid to Louis A. Weil III, our Chairman, President and Chief Executive Officer. This increase reflected, among other factors, the Compensation Committee’s subjective assessment of Mr. Weil’s individual performance. Based upon information obtained from our compensation consultant, the Compensation Committee believes that Mr. Weil’s base salary is slightly below the mid-point of the range of salaries paid to chief executive officers by other similar companies in the newspaper industry.

Incentive Bonus Awards

         Incentive bonuses are intended to serve as true incentives rather than as a form of deferred compensation. Higher-level executives with more of an opportunity to impact the value of CNI have the opportunity to achieve a larger bonus than other executives.

         Incentive bonuses for the executive officers named in the Summary Compensation Table which precedes this report were determined under the Annual Incentive Program for CNI and our operating subsidiaries. In 1999, awards under the Annual Incentive Program were based on CNI and operating subsidiary financial objectives. CNI performance was evaluated based upon the achievement of an earnings per share goal. Operating subsidiary performance was evaluated based upon the achievement of an operating income goal with a smaller portion based upon the achievement of an earnings per share goal. The Annual Incentive Programs permit the annual incentive award to be reduced by 10% by a subjective evaluation of performance by our CEO. The earnings per share goal and the subsidiary operating income goal were approved by the Compensation Committee. The financial objectives were assigned a different weight depending on a participant’s position in management, with the achievement of the earnings per share goal for CNI being weighted most heavily for our corporate executives (90% for Mr. Weil, Mr. Tooker and Mr. MacGillivray), and with the achievement of the applicable subsidiary operating income goal being weighted most heavily for executive officers of our operating subsidiaries (70% for Mr. Oppedahl and Mr. Duncan). The size of an incentive bonus payable under the Annual Incentive Programs was determined as a percentage of the participant’s base salary, with such percentage being determined based upon (i) the participant’s position in management, and (ii) the actual performance of CNI, our operating subsidiaries, and the individual’s subjective performance evaluation.

         The amount of incentive bonus for 1999 paid to Mr. Weil as our Chairman, President and Chief Executive Officer was determined under the terms of the CNI Annual Incentive Program.

Long-Term Compensation

Stock Compensation Plan.

         Our long-term compensation program in 1999 consisted of stock options and restricted stock awards granted through our Amended and Restated Stock Compensation Plan. The Plan is intended to recruit, retain and reward executives who have significant influence over the creation of shareholder value. Beginning in 2000, stock options and restricted stock awards will be granted under the 1999 Long-Term Incentive Plan, which was approved by shareholders at the 1999 Annual Meeting of Shareholders.

         In 1999, certain officers were granted restricted stock awards under the Stock Compensation Plan. Under the Stock Compensation Plan, the recipients of the restricted stock awards cannot transfer their shares and must forfeit their shares if they cease to be employees other than by reason of death or permanent and total disability, unless otherwise determined by the Compensation Committee. The restricted stock awards will vest five years from the date of grant, or at the end of the third or fourth year if the Company’s earnings per share grows at a compound annual rate of 12%. In determining the amount of individual awards, the Committee considered the recommendations of our compensation consultant and the Committee’s subjective assessment of the recipient’s level of responsibility and contribution. The factors considered by the Committee were not assigned relative weights.

         One grant of stock options was made in March 1999 under the Stock Compensation Plan. This grant represented the annual option grant for fiscal 1999. This grant was made using the procedures outlined below.

         To assist in determining the size of option grants, we retained an independent compensation consultant to make specific recommendations regarding the number of options that should be granted to each executive officer and key manager. Such recommendations were based on the consultant’s review of the practices of newspaper companies, including some of the companies in the index of peer companies used in constructing the performance graph which follows this report. In determining the amount of individual grants, the Compensation Committee also considered recommendations received from our CEO (with regard to all grant recipients other than the CEO himself), the size of previous options grants, internal relativity, and the Committee’s subjective assessment of the grant recipient’s level of responsibility and contribution. The factors considered by the Committee were not assigned relative weights.

         With regard to option grants and awards of restricted stock made to Mr. Weil as our Chairman, President and Chief Executive Officer, the Committee followed the same procedure as it did with regard to other grant recipients. The option grants made to Mr. Weil in 1999 matched the number of option grants recommended by our compensation consultant and were consistent with the Committee’s objectives based on previous grants made to Mr. Weil and to other employees.

1999 Long-Term Incentive Plan

         In 1999, Shareholders approved the adoption of the Central Newspapers, Inc. 1999 Long-Term Incentive Plan (the “1999 Plan”). The 1999 Plan is designed for key employees and non-employee directors of CNI. The 1999 Plan authorizes grants of incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, performance shares, and performance-based awards. The 1999 Plan has an effective date of May 11, 1999.

         No grants were made to key employees and non-employee directors under the 1999 Plan during fiscal 1999.

Deductibility of Executive Compensation

          Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to a corporation’s chief executive officer and the four other most highly compensated executive officers. Section 162(m) provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met.

         It is the Committee’s intent to evaluate and, to the extent consistent with its other compensation objectives and overall compensation philosophy, take the steps necessary to satisfy the Section 162(m) conditions to preserve the deductibility of executive compensation. Nevertheless we may not preserve the deductibility of executive compensation in light of our ongoing compensation objectives. Specifically, the grant of stock options and restricted stock awards under the provisions of our Stock Compensation Plan and 1999 Long-Term Incentive Plan do not qualify as performance-based compensation for purposes of Section 162(m). In addition, in 2000, compensation to one of our five named executive officers did not meet the deduction limitation under Section 162(m). The Compensation Committee will continue to consider the effect of the deductibility limits of Section 162(m) in its future determination of executive compensation.

William A. Franke, Chairman*

L. Ben Lytle
Richard Snell

Members of the

Compensation Committee

March 14, 2000

*	On March 15, 2000, William A. Franke resigned. Richard J. Lehmann was elected to the vacant position and L. Ben Lytle was appointed Chairman of the Compensation Committee.

COMPANY PERFORMANCE

          The following graph shows a comparison of cumulative total returns for CNI’s Class A Common Stock, the Standard & Poor’s 500 Stock Index (the “S&P 500”), and an index of peer companies.

         The graph assumes that $100 was invested on December 25, 1994 in each of CNI’s common stock, the Standard & Poor’s 500 Composite Stock Price Index, and a peer group, and that all dividends were reinvested. In addition, the graph weighs the constituent companies on the basis of their respective market capitalizations, measured at the beginning of each relevant time period. Companies in the peer group are as follows: Gannett Co., Inc.; Knight-Ridder, Inc.; Lee Enterprises, Inc.; McClatchy Newspapers, Inc.; The New York Times Company; Pulitzer Publishing Company; The E.W. Scripps Company; Tribune Company; and the Washington Post Company.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG CENTRAL NEWSPAPERS, INC., THE S & P 500 INDEX
AND A PEER GROUP

[5 YEAR CUMULATIVE TOTALS GRAPH]

	Central Newspapers, Inc.	Peer Group	S & P 500

1994	100	100	100
1995	118.19	123.86	137.42
1996	164.57	203.32	168.97
1997	272.29	280	225.34
1998	270.01	319.55	289.73
1999	297.01	405.13	350.7

TERMINATION BENEFITS AGREEMENT

          Louis A. Weil III, our Chairman, President and Chief Executive Officer has a Termination Benefits Agreement with Central Newspapers. This agreement, dated February 23, 1996, provides that Mr. Weil will receive certain benefits if his employment as our Chief Executive Officer is terminated for any reason other than cause, his death, total disability, or attainment of age 65. In such event, Mr. Weil shall be entitled to receive (i) a lump sum payment equal to 200% of his annual base salary on the date of termination, (ii) a lump sum payment equal to 200% of the pro rata portion of the bonus he would have received if he had been employed on the last day of the year in which the termination occurred, which amount will be payable on or before March 31 of the calendar year following the termination, and (iii) continuation of medical coverage for two years following the termination.

INDEPENDENT PUBLIC ACCOUNTANTS

          Upon recommendation of the Audit Committee, the Board of Directors has reappointed PricewaterhouseCoopers LLP as the independent public accounting firm to audit our financial statements for the fiscal year ending December 31, 2000. PricewaterhouseCoopers LLP has served as our independent public accounting firm since the 1997 fiscal year. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will respond to appropriate questions.

COMPLIANCE WITH SECTION 16(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers, and persons who own more than ten percent of our Common Stock file initial reports with the Securities and Exchange Commission and the New York Stock Exchange. These reports detail the filer’s ownership and changes in ownership of our Common Stock. Officers, directors, and greater than ten percent shareholders are required to furnish us with copies of all of the Section 16(a) forms that they file.

         The Securities and Exchange Commission has established specific due dates for the filing of these reports. We are required to disclose any failure to file by these dates during 1999 in this Proxy Statement. A Form 5 was not timely filed, although such Form 5 was subsequently filed, for grants of stock options and/or restricted stock during fiscal year 1999 to each of Dale A. Duncan, William A. Franke, L. Ben Lytle, Thomas K. MacGillivray, Kathryn L. Munro, John F. Oppedahl, Myrta J. Pulliam, Frank E. Russell, Richard Snell, Eric S. Tooker, and Louis A. Weil III. In addition, a Form 4 was not timely filed, although such Form 4 was subsequently filed, for a purchase of Class A Common Stock by L. Ben Lytle in July 1999.

SHAREHOLDER PROPOSALS

          Shareholder proposals for our 2001 Annual Meeting must be received by Eric S. Tooker, Secretary, at our principal executive offices no later than December 13, 2000 to be included in the Proxy Statement and form of proxy relating to that meeting.

General Matters

          Our By-Laws provide that business conducted at a meeting of shareholders must be properly brought before the meeting and must be lawful and appropriate for consideration by shareholders at the meeting. To properly bring business before the meeting of shareholders, the matter must be presented by written notice delivered or mailed and received at our principal place of business not less than ten days prior to the meeting, or May 6, 2000. This notice must include:

•	a brief description of the business desired to be brought before the meeting;

•	the name and address, as they appear on our shareholder list, of the shareholder proposing the matter;

•	the class and number of our shares beneficially owned by the shareholder proposing the matter; and

•	any interest of the proposing shareholder in the matter.

Director Nominations

          Shareholders may also nominate people for election to the Board of Directors by written notice. This written notice must be delivered or mailed and received at our principal place of business not less than ten days prior to the meeting, or May 6, 2000. This notice must include, for each person nominated:

•	their name, age, business address, and residence address;

•	their principal occupation;

•	the class and number of our shares they beneficially own;

•	any other information required to be disclosed in solicitation of proxies for election of directors or pursuant to Regulation 14A under the Securities Exchange Act of 1934; and

         •      their qualifications to serve as a director of CNI.

         We may require that any proposed nominee provide additional information necessary in determining their eligibility to serve on our Board of Directors.

         You may obtain, without charge, a copy of the applicable By-Law provisions, by writing to our Corporate Secretary at our headquarters at 200 East Van Buren Street, Phoenix, Arizona 85004.

ANNUAL REPORT

          The Annual Report for our fiscal year ended December 26, 1999 is being mailed with this Proxy Statement to all shareholders. The Annual Report is not a part of the proxy soliciting material.

OTHER MATTERS

          We are not aware of any business to come before the Annual Meeting other than that described in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, your proxy will be voted in accordance with the judgment of the people voting your proxy, Thomas K. MacGillivray and Louis A. Weil III.

CENTRAL NEWSPAPERS, INC.

FOR THE ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 16, 2000

10:00 a.m., Phoenix Time

Central Newspapers, Inc.

200 East Van Buren Street
Phoenix, AZ 85004

---------------------------------------------------------------------------

Central Newspapers, Inc.

200 East Van Buren Street, Phoenix, AZ 85004	proxy

This proxy is solicited on behalf of the Board of Directors.

The undersigned appoints Thomas K. MacGillivray and Louis A. Weil III, or any of them, with full power of substitution, as proxies to vote all shares of CLASS A COMMON STOCK held by the undersigned at the Annual Meeting of Shareholders of Central Newspapers, Inc. to be held Tuesday, May 16, 2000, at 10:00 a.m., Phoenix time, and at any adjournments thereof, on the following matters:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ITEM 1 LISTED ON THE OTHER SIDE OF THIS PROXY CARD. IF ANY DIRECTOR NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXY HOLDERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT — This Proxy must be signed and dated on the reverse side.

*  Please detach here  *

The Board of Directors Recommends a Vote FOR Item 1.

1. Election of directors:	01 Richard J. Lehmann 02 L. Ben Lytle 03 Kathryn L. Munro 04 Myrta J. Pulliam	05 Frank E. Russell 06 Richard Snell 07 Louis A. Weil III	[ ] Vote FOR all nominees (except as marked)	[ ] Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee(s), write the number(s) of the nominee(s) in the box provided to the right.)			[ ]
2. In their discretion, upon such other business (none of which is known to management of Central Newspapers, Inc. as of the mailing date of this proxy) as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box [ ]			Date ---------------------------------, 2000

Indicate changes below:
[ ]

Signature(s) in Box
Please sign exactly and as fully as shown to the left. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

CENTRAL NEWSPAPERS, INC.

FOR THE ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 16, 2000

10:00 a.m., Phoenix Time

Central Newspapers, Inc.

200 East Van Buren Street
Phoenix, AZ 85004

---------------------------------------------------------------------------

Central Newspapers, Inc.

200 East Van Buren Street, Phoenix, AZ 85004	proxy

This proxy is solicited on behalf of the Board of Directors.

The undersigned appoints Thomas K. MacGillivray and Louis A. Weil III, or any of them, with full power of substitution, as proxies to vote all shares of CLASS A COMMON STOCK held by the undersigned at the Annual Meeting of Shareholders of Central Newspapers, Inc. to be held Tuesday, May 16, 2000, at 10:00 a.m., Phoenix time, and at any adjournments thereof, on the following matters:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ITEM 1 LISTED ON THE OTHER SIDE OF THIS PROXY CARD. IF ANY DIRECTOR NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXY HOLDERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT — This Proxy must be signed and dated on the reverse side.

*  Please detach here  *

The Board of Directors Recommends a Vote FOR Item 1.

1. Election of directors:	01 Richard J. Lehmann 02 L. Ben Lytle 03 Kathryn L. Munro 04 Myrta J. Pulliam	05 Frank E. Russell 06 Richard Snell 07 Louis A. Weil III	[ ] Vote FOR all nominees (except as marked)	[ ] Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee(s), write the number(s) of the nominee(s) in the box provided to the right.)			[ ]
2. In their discretion, upon such other business (none of which is known to management of Central Newspapers, Inc. as of the mailing date of this proxy) as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box [ ]			Date ---------------------------------, 2000

Indicate changes below:
[ ]

Signature(s) in Box
Please sign exactly and as fully as shown to the left. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

CENTRAL NEWSPAPERS, INC.

FOR THE ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 16, 2000

10:00 a.m., Phoenix Time

Central Newspapers, Inc.

200 East Van Buren Street
Phoenix, AZ 85004

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Central Newspapers, Inc.

200 East Van Buren Street, Phoenix, AZ 85004	proxy

This proxy is solicited on behalf of the Board of Directors.

The undersigned appoints Thomas K. MacGillivray and Louis A. Weil III, or any of them, with full power of substitution, as proxies to vote all shares of CLASS B COMMON STOCK held by the undersigned at the Annual Meeting of Shareholders of Central Newspapers, Inc. to be held Tuesday, May 16, 2000, at 10:00 a.m., Phoenix time, and at any adjournments thereof, on the following matters:

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ITEM 1 LISTED ON THE OTHER SIDE OF THIS PROXY CARD. IF ANY DIRECTOR NOMINEE SHOULD BE UNABLE TO SERVE, THE SHARES WILL BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS. IF ANY OTHER BUSINESS COMES BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THE ACTION RECOMMENDED BY THE BOARD OF DIRECTORS AND, IN THE ABSENCE OF A RECOMMENDATION, IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXY HOLDERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT — This Proxy must be signed and dated on the reverse side.

*  Please detach here  *

The Board of Directors Recommends a Vote FOR Item 1.

1. Election of directors:	01 Richard J. Lehmann 02 L. Ben Lytle 03 Kathryn L. Munro 04 Myrta J. Pulliam	05 Frank E. Russell 06 Richard Snell 07 Louis A. Weil III	[ ] Vote FOR all nominees (except as marked)	[ ] Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee(s), write the number(s) of the nominee(s) in the box provided to the right.)			[ ]
2. In their discretion, upon such other business (none of which is known to management of Central Newspapers, Inc. as of the mailing date of this proxy) as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box [ ]			Date ---------------------------------, 2000

Indicate changes below:
[ ]

Signature(s) in Box
Please sign exactly and as fully as shown to the left. When shares are held by two or more persons, all of them should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.